DELAWARE GROUP® CASH RESERVE
Delaware Cash Reserve® Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information dated July 29, 2015

Effective January 4, 2016 (the “Conversion Date”), the following changes will be made:

Change	Current	Effective January 4, 2016
Type of Fund	Money market fund with a stable net asset value of $1.00 per share	Ultrashort bond fund with a fluctuating net asset value
Name of Fund	Delaware Cash Reserve Fund	Delaware Investments Ultrashort Fund
Share Class Conversion	Class A	Class L
	Class C	Class C
	Consultant Class	Class A

The Fund will continue to accept purchases from existing shareholders until (5) business days before the Conversion Date.

After the conversion, Class L shares will be closed to all purchases.

Check writing privileges will be discontinued in connection with the conversion of the Fund.

For your reference, the investment objective, principal investment strategies, and principal risks of Delaware Investments Ultrashort Fund that become effective on the Conversion Date are described below:

What is the Fund's investment objective?

Delaware Investments Ultrashort Fund seeks total return to the extent consistent with a relatively low volatility of principal.

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund will invest all of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities at the time of purchase, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. and non-U.S. corporations. Investment grade fixed income securities are securities rated BBB- or higher by Standard & Poor's Financial Services LLC (S&P) or Baa3 or higher by Moody's Investors Service, Inc. (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. The Fund will maintain an average effective duration of less than 18 months. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates.

The Fund's investment manager, Delaware Management Company (Manager), will determine how much of the Fund's assets to allocate among the different types of fixed income securities in which the Fund may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies and non-U.S. companies. The Fund may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S.

government, and by various agencies or instrumentalities, which have been established or are sponsored by the U.S. government, and securities issued by foreign governments.

Additionally, the Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund may invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets.

The Fund may use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, credit default swaps, interest rate swaps, and index swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will limit its investments in derivative instruments to 10% of its net assets.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and repay principal in a timely manner.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Inflation risk — The risk that the return from your investments will be less than the increase in the cost of living due to inflation.

Loans and other indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Derivatives risk — Derivatives contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated.

Counterparty risk — The risk that a counterparty to a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk —The risk that government or regulatory changes affecting global debt markets may have a significant impact on fund performance.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Neither the Manager nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated November 3, 2015.